SYNETIC, INC.

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint James V. Manning, with full power to act as his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements on Form S-8 (the "Registration Statements") relating to the Common Stock of Synetic, Inc. and to sign any and all amendments to the Registration Statements, and to file the same, with all exhibits thereto, and all other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done as full to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 17th day of December 1996.


                                                /s/  Herman Sarkowsky
                                                ------------------------------
                                                Signature

                                                Herman Sarkowsky
                                                ------------------------------
                                                Print Name


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                                                /s/  Paul C. Suthern
                                                ------------------------------
                                                Signature

                                                Paul C. Suthern
                                                ------------------------------
                                                Print Name


                                                /s/  Per G.H. Lofberg
                                                ------------------------------
                                                Signature

                                                Per G.H. Lofberg
                                                ------------------------------
                                                Print Name


                                                /s/  Ray E. Hannah
                                                ------------------------------
                                                Signature

                                                Ray E. Hannah
                                                ------------------------------
                                                Print Name


                                                /s/  Charles A. Mele
                                                ------------------------------
                                                Signature

                                                Charles A. Mele
                                                ------------------------------
                                                Print Name


                                                /s/  James V. Manning
                                                ------------------------------
                                                Signature

                                                James V. Manning
                                                ------------------------------
                                                Print Name


                                                /s/  Albert Weis
                                                ------------------------------
                                                Signature

                                                Albert Weis
                                                ------------------------------
                                                Print Name


                                                /s/  Mervyn L. Goldstein, MD
                                                ------------------------------
                                                Signature

                                                Mervyn L. Goldstein, MD
                                                ------------------------------
                                                Print Name


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                                                /s/  Roger Licht
                                                ------------------------------
                                                Signature

                                                Roger Licht
                                                ------------------------------
                                                Print Name


                                                /s/  Thomas R. Ferguson
                                                ------------------------------
                                                Signature

                                                Thomas R. Ferguson
                                                ------------------------------
                                                Print Name


                                                /s/  Martin J. Wygod
                                                ------------------------------
                                                Signature

                                                Martin J. Wygod
                                                ------------------------------
                                                Print Name